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EXHIBIT 10.32.     First Amendment and Waiver to Amended and Restated Revolving
                  Credit Agreement by and between the Registrant and BankBoston, NA, F/K/A The First National Bank of Boston, Sanwa Bank California and the Financial Institutions Party hereto.
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                              FIRST AMENDMENT AND WAIVER

                                          TO

                   AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                    BY AND BETWEEN

                                    GUESS ?, INC.

                                         AND

                                   BANKBOSTON, N.A.
                       F/K/A THE FIRST NATIONAL BANK OF BOSTON,

                                SANWA BANK CALIFORNIA

                                         AND

                       THE FINANCIAL INSTITUTIONS PARTY HERETO

                              Dated as of April 30, 1997


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                              FIRST AMENDMENT AND WAIVER
                                          TO
                   AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

    This First Amendment and Waiver to Amended and Restated Revolving Credit Agreement (this "Waiver") is entered into as of April 30, 1997, by and between GUESS ?, INC., a Delaware corporation having its chief executive office at 1444
S. Alameda Street, Los Angeles, California, 90021 (the "Company") and BankBoston, N.A. formerly THE FIRST NATIONAL BANK OF BOSTON, a bank with its head offices at 100 Federal Street, Boston, Massachusetts, 02110 (the "Agent"), SANWA BANK CALIFORNIA, a bank with its head offices at 601 South Figueroa Street, Los Angeles, California 90017 (the "Co-Agent"), and THE FINANCIAL INSTITUTIONS PARTIES HERETO (the Lenders").

RECITALS


A. The parties hereto have previously entered into that certain Amended and Restated Revolving Credit Agreement, dated as of March 28, 1997 (the "Credit Agreement");

B. The Company desires to implement a share repurchase program pursuant to which the Company may repurchase shares of its common stock as approved by the Company's board of directors and further subject to the limitation contained in this First Amendment and Waiver (the "Program");

C. The Company has requested that the Lenders agree to amend the Credit Agreement to permit the implementation of the Program; and

D. The Lenders have agreed to amend and modify the Credit Agreement to permit the Program and to waive the restrictions on the repurchase of common stock under Section 6.7 of the Credit Agreement, but only upon the terms and conditions set forth in this Amendment and Waiver.

AGREEMENT

    NOW, THEREFORE, in consideration of the mutual promises and agreements contained in this Waiver and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to the above Recitals and as follows:

1. Definitions. All defined terms used herein without definition shall have the meanings assigned to them in the Credit Agreement.

2. Amendments to the Credit Agreement. From and after the date hereof the Credit Agreement is hereby amended as follows:

a.  The Credit Agreement is amended by the addition of the following definition:

         Stock Repurchase Program. Repurchase by the Company of its common stock on the public markets or otherwise; provided that the aggregate purchase price for such shares shall be authorized by

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         the Company's board of directors and shall not exceed the amount provided in Section 5.13 of this Agreement.

b. Section 2.1 (c) of the Credit Agreement is deleted in its entirety and is amended to read as follows:

    (c) The proceeds of the Revolving Loans shall be used by the Company exclusively for working capital purposes, except that, up to $76,000,000 (reduced as provided in Section 5.13) of the Commitment Amount may be used, in the aggregate, to repurchase some of all of the Senior Subordinated Notes and fund the Stock Repurchase Program, provided that the Company shall demonstrate that it will comply with provisions of Sections 5.13 and
    6.8 (xiv) of this Agreement.

c. Section 4.10 of the Credit Agreement is deleted in its entirety and amended to read as follows:

         4.10 Use of proceeds. No portion of any Loan is to be used for the "purpose of purchasing or carrying" any "margin stock" as such terms are used in Regulations U and X of the Board of Governors of any Federal Reserve System, 12 C.F.R. 221 and 224, as amended, except for funds used under the Stock Repurchase Program. After any purchase under the Stock Repurchase Program the Company shall deliver certificates demonstrating continued compliance of the Obligations with applicable regulations.

d. Section 5.13 of the Credit Agreement is delete in its entirety and amended to read as follows:

         5.13 Use of proceeds. The Company will use the proceeds of the Revolving Loans for the ongoing working capital needs of the Company. Notwithstanding the foregoing, the Company may use up to $75,000,000, in the aggregate of the Commitment Amount, reduced by all purchases of Senior Subordinated Notes prior to the date of this Agreement as set forth on Exhibit C and further reduced by all purchases of Senior Subordinated Notes and common stock under the Stock Repurchase Program made on and after the date hereof, to repurchase a portion of the Senior Subordinated Notes or any of the Company's common stock under the Stock Repurchase Program, provided, (i) that the Company shall satisfy on a pro forma basis, all of the convenants made herein for the next four (4) fiscal quarters from the date thereof, (ii) that the Company's repurchase of the Senior Subordinated Notes and common stock under the Stock Repurchase Program in any fiscal quarter shall be limited to the amount of the Company's positive net income based on the average of net income for the preceding four fiscal quarters, as previously reported to the Agent and using the current quarter as the fourth quarter for the purposes of the calculation and (iii) that such repurchase complies with the provisions of Section 6.8 (xiv) hereof.

e. Section 6.7 of the Credit Agreement is deleted in its entirety and amended to read as follows:

         6.7 Equity Distributions. The Company shall not pay any dividends on any class of its Capital Stock or make any other distribution or payment on account of or in redemption, retirement

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         or purchase of such Capital Stock without the prior written consent of the Majority Lenders; provided that this Section shall not apply to (i) the issuance, delivery or distribution by the Company of shares of its common stock pro rata to its existing shareholders and (ii) the purchase or redemption by the Company of its Capital stock with the proceeds of the issuance of additional shares of Capital Stock. Notwithstanding the forgoing, the Company may repurchase its common stock under the Stock Repurchase Program, subject to the limitation provided under Section 5.13 hereof. If an Event of Default or Default has occurred and is continuing, then the Company shall not pay any dividends on any class of its Capital Stock or make any repurchases under the Stock Repurchase Program.

3. Consent and Waiver. Subject to the terms of the Amendment and Waiver, the Lenders hereby consent to the implementation of the Program and waive any Default, event of Default, breach or any other claim which could or would now or hereafter arise pursuant to Section 6.7 of the Credit Agreement as a result of the implementation of the Program but for such consent.

         4.   Conditions to First Amendment.

a. The agreements of Agent and the Lenders as set forth in this First Amendment are subject to the fulfillment of the following conditions:

(1) Receipt by Agent of a fully executed copy of this First Amendment and Waiver Agreement;

(2) Receipt by the Agent of a certificate signed by the Secretary or Assistant Secretary of the Company certifying, among other things: (a) that the Articles of Incorporation of the Company have not been amended since the date of the certified Articles of Incorporation delivered to Lender and attached thereto as an exhibit, (b) the By-laws of the Company attached thereto as an exhibit and that there have been no amendments thereto, (c) the attached resolution of the Company's Board of Directors authorizing the execution, delivery and performance of the First Amendment to the Credit Agreement and authorizing the Program as described to the Lenders, and (d) the names, incumbency and signatures of the officers of the Company executing the First Amendment to Credit Agreement and the other loan documents executed by it; and

(3) Such other documents, instruments and agreements as Agent may reasonably request in connection herewith or in order to effectuate the matters described herein.

5. Credit Agreement Remains in Full Force and Effect. Except for the amendments set forth in Section 2 hereof, no other amendment to the Credit Agreement are being given and all provision of the Credit Agreement shall remain in full force and effect.

6. Representation and Warranties; No Default or Event of Default. The Company hereby confirms that the representations and warranties contained in Section 4 of the Credit Agreement are true and correct as of the date hereof (except to the extent that such representations and warranties relate to a

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prior date) and that no Default or Event of Default has occurred and is continuing on the date hereof.

7. Limitation of Waiver. Any waiver contained herein by the Agent and/or the Lenders, shall apply to the occurrence specifically described herein and then only to the extent set forth herein and shall not in any way be construed as a bar to a waiver of any right or remedy of the Agent and the Lenders as to any other occurrence or event.

8. Governing Law. This Waiver shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).

9. Feed and Expenses. The Company shall pay the Lenders' reasonable attorneys' fees and out-of-pocket expenses not to exceed $5000.00 incurred in connection with this Waiver as of and through the date hereof.

10. Counterparts. This First Amendment and Waiver may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to account for more than one counterpart hereof signed by each of the parties hereto. Except to the extent specifically amended or supplemented hereby, all of the items, conditions and provisions of the Credit Agreement shall remain unmodified, and the Credit Agreement, as amended and supplemented by this Amendment, is confirmed as being in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the day and the year first written.

                             GUESS ?, INC.

                             By:
                             ------------------------------------------
                             Print Name:
                             ------------------------------------------
                             Title:
                             ------------------------------------------

                      LENDERS AND AGENTS SIGNATURES ON NEXT PAGE

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                             BANKBOSTON, N.A. FORMERLY
                             THE FIRST NATIONAL BANK OF BOSTON
                             (AS AGENT AND LENDER)

                             By:
                             ------------------------------------------
                             Print Name:
                             ------------------------------------------
                             Title:
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                             SANWA BANK CALIFORNIA (AS CO-AGENT AND LENDER)

                             By:
                             ------------------------------------------
                             Print Name:
                             ------------------------------------------
                             Title:
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                             THE INDUSTRIAL BANK OF JAPAN, LIMITED (AS LENDER)

                             By:
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                             Print Name:
                             ------------------------------------------
                             Title:
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                             CREDIT LYONNAIS LOS ANGELES BRANCH (AS LENDER)

                             By:
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                             Print Name:
                             ------------------------------------------
                             Title:
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                             SUMITOMO BANK OF CALIFORNIA (AS LENDER)

                             By:
                             ------------------------------------------
                             Print Name:
                             ------------------------------------------
                             Title:
                             ------------------------------------------

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